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                                                                    EXHIBIT 10.1

                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

         THIS FIRST AMENDMENT to that certain Employment Agreement ("ORIGINAL AGREEMENT") dated as of December 11, 2000 by and among CTN Media Group, Inc., a Delaware corporation (the "COMPANY"), and Thomas A. Rocco ("EXECUTIVE"); is made as of the 10th day of January, 2001 (the "EFFECTIVE DATE") between the Company, Executive and U-C Holdings, LLC ("HOLDINGS").

                              W I T N E S S E T H:

         WHEREAS, the Company desires to change the title and duties of Executive and Executive is willing to make such change, in accordance with the terms and conditions set forth herein.

         NOW THEREFORE, in consideration for ten dollars ($10.00) in hand paid by the Company to Executive and for other good and valuable consideration, the receipt and sufficiency which are hereby acknowledged, the parties hereto hereby agrees as follows:

         1. All defined terms in the Original Agreement shall have the same meaning herein unless the context requires otherwise or unless redefined herein.

         2. Section 2(a) of the Original  Agreement is amended by deleting the section in its entirety and  replacing it with the following:

                  "2.      POSITION AND DUTIES.

                           "(a) During the Employment Period, Executive shall
                  serve as the President of the Company and shall have such duties, responsibilities and authority of such position subject to the direction of the Company's Chairman of the Board, Executive Officers of the Company, and board of directors (the "BOARD")."

         3. In addition to the compensation paid to Employee pursuant to Section 3 of the Original Agreement, on the Effective Date of this Amendment Executive will be granted options to purchase 50,000 shares of common stock of the Company. The options will vest over three years, with immediate vesting upon a Change of Control of the Company. The grant of such options is subject to the approval of the Board.

         4. The Original Agreement is hereby amended by adding the following Sections 4.A, 4.B and 4.C after the end of Section 4:

                  "4.A.    VESTING OF EXECUTIVE SECURITIES.

                           "(a) In addition to all sums payable to Executive
                  pursuant to paragraph 3 above, Executive shall receive from Holdings, as of January 10, 2001 (the "EFFECTIVE DATE"), Two Hundred (200) Class A Management Units at purchase price of $200.00. In the event that the
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                  Company achieves the sales revenue goals for Network Revenue and Magazine Revenue for Fiscal 2001 set forth on EXHIBIT A attached hereto, Executive shall receive from Jason Elkin an additional fifty (50) Class A Management Units at a purchase price of $50.00.

                           (b) Notwithstanding anything herein to the contrary,
                  the purchase of the Management Units by Executive and the issuance of the Management Units by Holdings shall be subject to the repurchase of 334 Class A Management Units by Holdings from Martin Grant. Vesting of the Management Units shall commence as of the date hereof.

                           (c) Except as otherwise provided in paragraph 4.B(c)
                  below, the Management Units will become vested, over the 24 month period after the date hereof, in equal proportions on each anniversary date of the Effective Date if, as of such anniversary date, Executive is employed by Company (I.E. 50% upon the completion of each 12 month period following the Effective Date).

                           (d) Upon a Sale of the Company or a Sale of Holdings,
                  all of the Management Units, which have not yet become vested shall become vested at the time of such event. All of the Management Units which have become vested pursuant to this paragraph 4.A are referred to herein as "Vested Executive Securities," and all unvested Management Units are referred to herein as "Unvested Executive Securities."

                  4.B.     REPURCHASE OPTION.

                           (a) GENERAL REPURCHASE OPTION. Upon the occurrence of
                  the Termination Date the Executive Securities (whether held by Executive or one or more of Executive's Permitted Transferees) shall be subject to repurchase by Holdings pursuant to the terms and conditions set forth in this paragraph 6 (the "REPURCHASE OPTION"). The date on which Executive ceases to be employed by the Company for any reason, is referred to herein as the "Termination Date."

                           (b) TERMINATION FOR DEATH OR DISABILITY. Subject to
                  paragraph 4.B(h) below, the purchase price for the Unvested Executive Securities on the Termination Date if Executive is terminated for death, permanent disability or without Cause will be the Executive's Original Cost; and the purchase price for the Vested Executive Securities shall be the Fair Market Value for such Vested Executive Securities, as of the date of termination.

                           (c) TERMINATION FOR CAUSE OR RESIGNATION. Subject to
                  paragraph 4.B(h) below, the purchase price for all Executive Securities if Executive is terminated for Cause or he resigns shall be the Executive's Original Cost.

                           (d) REPURCHASE OPTION. As set forth above, Holdings
                  may elect to purchase the applicable Executive Securities by delivering written

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                  notice (the "HOLDINGS REPURCHASE NOTICE") to the holder or holders of such Executive Securities within 90 days after the Termination Date. The Repurchase Notice will set forth the number of such Executive Securities to be acquired from each holder, the aggregate consideration to be paid for such Executive Securities and the time and place for the closing of the transaction. The number of such Executive Securities to be repurchased by Holdings shall first be satisfied to the extent possible from the Unvested Executive Securities held by Executive at the time of delivery of the Repurchase Notice. If the number of such Executive Securities then held by Executive is less than the total number of Executive Securities Holdings has elected to purchase, Holdings shall purchase the remaining Executive Securities elected to be purchased from the other holder(s) of such Executive Securities under this paragraph 4.B, pro rata according to the number of such Executive Securities held by such other holder(s), respectively, at the time of delivery of the Repurchase Notice (determined as nearly as practicable to the nearest unit or other applicable denomination).

                           (e) CLOSING. Subject to paragraph 4.B(g) below, the
                  closing of the purchase of the applicable Executive Securities pursuant to the Repurchase Option shall take place on the date designated by Holdings in the Repurchase Notice, which date shall not be more than 60 days nor less than five days after the later of (i) the delivery of such notice(s) or (ii) the Fair Market Valuation Date. Payment for such Executive Securities to be purchased pursuant to the Repurchase Option shall be made by Holdings in four (4) equal installments, the first installment payable on the closing of such purchase, the second payable four (4) months after the closing, the third payable eight (8) months after the closing and the fourth payable twelve (12) months after the closing, each such payment made by check or wire transfer of funds, at the option of Holdings. Notwithstanding anything to the contrary contained in this Agreement, Holdings may withdraw their Repurchase Notice at any time prior to the closing of a purchase of such Executive Securities pursuant to the Repurchase Option.

                           (f) TERMINATION OF REPURCHASE OPTION. The right of
                  Holdings to repurchase Executive Securities pursuant to this paragraph 4.B shall terminate upon the first to occur of (i) the Sale of Holdings, or (ii) the Sale of the Company. The Repurchase Option set forth in this paragraph 4.B will continue with respect to such Executive Securities following any transfer thereof other than a transfer to Holdings.

                           (g) REPURCHASE RESTRICTIONS. Notwithstanding anything
                  to the contrary contained in this Agreement, all repurchases of Executive Securities by Holdings shall be subject to applicable restrictions contained in the General Corporate Law of the State of Delaware. If any such restrictions prohibit the repurchase of the Executive Securities hereunder which Holdings is otherwise entitled or required to make, Holdings may

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                  make such repurchases as soon as it is permitted to do so
                  under such restrictions.

                           (h) SECTION 83(B) ELECTION. Within 30 days after
                  Executive purchases any Executive Securities from Holdings, Executive shall make an effective election with the Internal Revenue Service under Section 83(b) of the Internal Revenue Code and the regulations promulgated thereunder.

                           (i) REPRESENTATIONS AND WARRANTIES. Executive hereby
                  represents, warrants, covenants and agrees that:

                                            (i) Executive has acquired the
                                    Management Units and the Holdings Warrant for investment for an indefinite period, not with a view to the sale or distribution of any part of all thereof by public or private sale or disposition.

                                            (ii) Executive has been advised that
                                    the Management Units, and the Holdings
                                    Warrant issuable hereunder have not been registered under the Securities Act or registered or qualified under any other securities law, on the ground, among others, that no distribution or public offering of the Management Units is to be effected and the Management Units and the Holdings Warrant issuable hereunder will be issued in connection with a transaction that does not involve any public offering within the meaning of Section 4(2) of the Securities Act, or the rules and regulations of the Securities and Exchange Commission and under comparable exemption provisions of the securities laws, rules and regulations of other jurisdictions. Executive understands that the Company and Holdings are relying in part on the Executive's representations as set forth herein for purposes of claiming such exemptions and that the basis for such exemptions may not be present if, notwithstanding Executive's representations,
                                    Executive has in mind merely acquiring
                                    Management Units and the Holdings Warrant issuable hereunder for resale on the occurrence or non-occurrence of some predetermined event. Executive has no such intention.

                                            (iii) Executive has such knowledge
                                    and experience in financial and business matters that Executive is capable of evaluating the merits and risks of an investment in the Management Units and the Holdings Warrant issuable hereunder and has the capacity to protect Executive's own interest in connection with Executive's proposed acquisition of the Management Units. Executive is an "Accredited Investor" as defined in Regulation D promulgated under the Securities Act.

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                                            (iv) Executive acknowledges that
                                    Executive has been furnished with such
                                    financial and other information concerning the Company and Holdings as Executive considers necessary in connection with Executive's acquisition of the Management Units. Executive has carefully reviewed such information and is thoroughly familiar with the proposed business, operations, properties and financial condition of the Company and Holdings and has discussed with representatives of the Company and Holdings any questions the acquisition may have with respect thereto. Executive understands: (i) the risks involved in this offering, including the speculative nature of the investment; (ii) the financial hazards involved in this offering, including the risk of losing such Executive's entire investment; (iii) the lack of liquidity and restrictions on transfers of the Management Units and the Holdings Warrant; and (iv) the tax consequences of this investment. Executive has consulted with his own legal, accounting, tax, investment and other advisers with respect to the tax treatment of an investment by Executive in the Management Units and the merits and risks of an investment in the Management Units.

                                            (v) The execution, delivery and
                                    performance by Executive of this Agreement have been duly authorized by Executive. This Agreement constitutes a valid and binding obligation of Executive, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                                            (vi) Executive understands that the
                                    Management Units and the Holdings Warrant will be "restricted securities" as the term is defined in Rule 144 under the Securities Act, that the Management Units and the Holdings Warrant must be held indefinitely unless they are subsequently registered under the Securities Act and qualified under any other applicable securities law or exemption from such registration and qualification are available. Executive understands that Holdings is under no obligation to register or qualify the Management Units or the Holdings Warrant under the Securities Act, or any other securities law.

                                            (vii) Executive agrees to be bound
                                    by the terms, conditions, obligations,
                                    covenants and restrictions of the LLC
                                    Agreement and by the execution of this
                                    Agreement Executive shall become, and the Managing Member of the LLC does hereby admit Executive as, a "Member" and "Management Holder" of Holdings.

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                  4.C.     DEFINITIONS.

                           ""EXECUTIVE SECURITIES" mean: (i) any Management
                  Units acquired by Executive whether vested or unvested, and
                  (ii) any equity or debt securities issued or issuable directly or indirectly with respect to the Executive Securities referred to in clauses (i) above by any of a conversion, split, distribution or dividend or in connection with a combination of securities, recapitalization, merger, consolidation or other reorganization. Executive Securities shall continue to be Executive Securities in the hands of any holder thereof (other than Holdings or any of its members).

                           ""FAIR MARKET VALUATION DATE" with respect to any
                  Executive Securities means the date on which its Fair Market Value is finally determined pursuant to the definition of "Fair Market Value.

                           ""FAIR MARKET VALUE" of the Management Units means
                  the Fair Market Value as shall be determined jointly in good faith by Holdings and Executive; provided that if Holdings and Executive cannot so agree, then such value shall be determined by an independent investment banking firm of national or regional reputation utilizing valuation techniques then commonly used for the valuation of such investment interests, which investment banking firm will be jointly selected by Holdings and Executive in good faith, or if such parties cannot agree on an investment banking firm, then such value shall be determined by an investment banking firm selected by a lot from a group of six firms possessing the above described qualifications (three of whom shall be selected by Holdings and three of whom shall be selected by Executive) from which one firm designated as objectionable by each of Holdings and Executive shall be eliminated (in either case, the investment banking firm's determination shall be conclusive). The expense of any such appraisal shall be borne equally by the parties. In determining the Fair Market Value of the Management Units to be purchased pursuant to he exercise of the Repurchase Option, the parties or the investment bank, as the case may be, shall use the average of the thirty (30) day trading price of Common Stock of the Company as a partial determining factor, taking into account the limitations, restrictions and payment preferences of the Management Units. References in this definition to Executive shall mean Executive's personal representative if he is deceased or incapacitated.

                           ""INVESTOR UNITS" shall have the meaning ascribed in
                  the LLC Agreement.

                           ""LLC AGREEMENT" shall mean the Fourth Amended and
                  Restated Limited Liability Company Agreement of U-C Holdings, L.L.C. dated August 31, 1999, as amended from time to time.

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                           ""MANAGEMENT UNITS" shall have the meaning ascribed
                  to it in the LLC Agreement.

                           ""ORIGINAL COST" of the Executive Securities will be
                  the price per such security paid by Executive pursuant to this Agreement or otherwise (in each case, as proportionately adjusted for all subsequent security splits, security dividends, security distributions and other recapitalizations affecting the Executive Securities). The initial Original Cost of the Executive Securities issuable to Executive pursuant to paragraph 4.A(a) herein shall be $1.00 per Management Unit.

                           ""SALE OF COMPANY" shall mean the sale of
                  substantially all of the stock of Company held by Holdings or the sale of all or substantially all of the assets of Company.

                           ""SALE OF HOLDINGS" shall mean the sale of
                  substantially all of the equity interest of Holdings or the sale of all or substantially all the assets of Holdings in Company.

                           ""SECURITIES ACT" means the Securities Act of 1933,
                  as amended from time to time."

         5. Except as specifically amended by this Amendment, the Original Agreement shall remain in full force and effect as prior to this Amendment.

         6. This Agreement will be governed by the internal law, and not the laws of conflicts, of the State of Georgia.

         7. This Agreement may be executed in separate counterparts, each of which to be an original and all of which taken together constitute one and the same agreement.





                     [SIGNATURES APPEAR ON FOLLOWING PAGE.]

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IN WITNESS WHEREAS, the parties have executed this Agreement as of the date first above written.

                              CTN MEDIA GROUP, INC.


                              By: /s/
                                 -----------------------------------------------
                              Its:
                                 -----------------------------------------------

                              U-C HOLDINGS, L.L.C.


                              By: WILLIS STEIN & PARTNERS, L.P.
                              Its: Managing Member

                                             By: Willis Stein & Partners, L.L.C.
                                             Its: General Partner

                              By: /s/ DANIEL M. GILL
                                 -----------------------------------------------
                                      Daniel M. Gill
                                      Its: Managing Director

                                  /s/ THOMAS A. ROCCO
                                  ----------------------------------------------
                                 THOMAS A. ROCCO


AGREED AND CONSENTED
AS TO PARAGRAPH 4.A(a) BY:

/s/ JASON ELKIN
----------------------------------------------
Jason Elkin, Individually

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